Exhibit 10.27(c)

Execution Version

Dated 11 August 2015

AMENDMENT AGREEMENT TO STEP-IN AGREEMENT AND THE ASSIGNED PURCHASE AGREEMENTS

BETWEEN

VERTICAL HORIZONS, LTD.

as Buyer

–and–

BANK OF UTAH

as Security Trustee

- and -

AIRBUS S.A.S.

as Airbus

relating to the PDP financing

of nineteen (19) A321ceo, two (2) A320ceo and fifteen (15) A320neo aircraft

THIS AMENDMENT AGREEMENT TO STEP-IN AGREEMENT AND THE ASSIGNED PURCHASE AGREEMENTS (the “Agreement”) is made on 11 August 2015

BETWEEN

(1)	VERTICAL HORIZONS, LTD., a company incorporated pursuant to the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands (the “Buyer”);

(2)	BANK OF UTAH, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and

(3)	AIRBUS S.A.S., registered in France and having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, France (“Airbus”),

(each a “Party”, and together, the “Parties”).

RECITALS

(A)	In connection with the pre-delivery payment financing of nine (9) A321ceo and five (5) Airbus A320neo aircraft the Buyer, the Security Trustee and Airbus entered into that certain step-in agreement dated 23 December 2014, as amended by that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 11 May 2015 (collectively, the “Step-In Agreement”).

(B)	The Parties now wish to amend the Step-In Agreement (and the Assigned A321 Purchase Agreement and the Replacement A321 Purchase Agreement) in accordance with the terms and conditions of this Agreement.

IT IS AGREED AS FOLLOWS:

1	INTERPRETATION

1.1	In this Agreement (including the recitals), unless the context otherwise requires or unless otherwise defined or provided for in this Agreement, capitalised words and expressions shall have the respective meanings ascribed to them in the Step-In Agreement.

1.2	The provisions of clause 1.2 of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

1.3	Each Party hereby agrees that each document executed by it and any document appended to any such document is amended in accordance with this Agreement and that all of those documents shall be construed accordingly.

2	CONDITIONS PRECEDENT

It is a condition to the amendment of the Step-In Agreement in accordance with the terms and conditions of this Agreement that Airbus shall have received from both Frontier Holdings and Frontier the duly executed Guarantors’ confirmation.

3	AMENDMENTS TO DOCUMENTS

3.1

On and from the date of the satisfaction of the conditions precedent pursuant to Clause 2 (Conditions Precedent) above (“Effective Date”), the reference to “Five (5) Airbus A320neo Aircraft and nine (9) Airbus

A321ceo Aircraft” on the cover page of the Step-In Agreement shall be deleted in its entirety and replaced with “Fifteen (15) Airbus A320neo Aircraft, two (2) Airbus A320ceo Aircraft and nineteen (19) Airbus A321ceo Aircraft”.

3.2	On and from the Effective Date, Recitals (A), (B) and (C) of the Step-In Agreement shall be amended and restated as follows:

“(A)	Pursuant to (a) the A320 Purchase Agreement, Airbus has agreed to sell and Frontier has agreed to purchase and take delivery of the A320 Aircraft and (b) the A321 Purchase Agreement, Airbus has agreed to sell and Frontier has agreed to purchase and take delivery of the A320ceo Aircraft and the A321 Aircraft.

(B)	Pursuant to the Assignment and Assumption Agreement, certain rights and obligations of Frontier in respect of the A320 Aircraft, the A320ceo Aircraft and the A321 Aircraft were transferred by Frontier to the Buyer.

(C)	Pursuant to (a) the Assigned A320 Purchase Agreement, Airbus has agreed to sell and the Buyer has agreed to purchase and take delivery of the A320 Aircraft and (b) the Assigned A321 Purchase Agreement, Airbus has agreed to sell and the Buyer has agreed to purchase and take delivery of the A320ceo Aircraft and the A321 Aircraft.”

3.3	On and from the Effective Date, in clause 1 (Interpretation) of the Step-In Agreement, the following definitions shall be amended and restated or incorporated into the Step-In Agreement (as the case may be) as follows:

“A320 Airframes means, as the context requires, all or any of the fifteen (15) Airbus A320neo aircraft which are the subject of this Agreement and bearing CAC-IDs ***** together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

A320ceo Aircraft means, as the context requires, all or any of the A320ceo Airframes, together with the Engines and the Manuals and Technical Records relating respectively thereto.

A320ceo Airframes means, as the context requires, all or any of the two (2) Airbus A320ceo aircraft which are the subject of this Agreement and bearing CAC-IDs ***** together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

A321 Airframes means, as the context requires, all or any of the nineteen (19) Airbus A321ceo aircraft which are the subject of this Agreement and bearing CAC-IDs ***** together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

A321 Purchase Agreement means the A321ceo aircraft purchase agreement dated 31 October 2014, as amended and supplemented from time to time (but excluding any letter agreements entered into from time to time in relation thereto), between Airbus (as seller) and Frontier (as buyer) with respect to the A320ceo Aircraft and the A321 Aircraft.

Aircraft means, together, the A320 Aircraft, the A320ceo Aircraft and the A321 Aircraft.

Amendment No. 1 means that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 11 May 2015 and entered into between the Buyer, Frontier, Airbus and the Security Trustee.

Amendment No. 2 means that certain amendment agreement to assignment and assumption agreement dated 11 August 2015 and entered into between the Buyer, Airbus and Frontier.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Amendment No. 2 to Step-In Agreement means that certain amendment agreement to step-in agreement and the assigned purchase agreements dated 11 August 2015 and entered into between the Buyer, Airbus and the Security Trustee.

Assignment and Assumption Agreement means the assignment and assumption agreement in respect of the A320 Purchase Agreement (to the extent relating to the A320 Aircraft) and the A321 Purchase Agreement (to the extent relating to the A320ceo Aircraft or the A321 Aircraft) dated on or about 23 December 2014 and entered into between Airbus, Frontier and the Buyer as amended by Amendment No. 1 and as further amended by Amendment No. 2.

Engines means:

(a)	with respect to an A320 Airframe, collectively the set of two (2) CFM International LEAP-X1A26 engines attached to such A320 Airframe on the Delivery Date of such A320 Airframe;

(b)	with respect to an A320ceo Airframe, collectively the set of two (2) CFM International CFM56-5B4/3 engines attached to such A320ceo Airframe on the Delivery Date of such A320ceo Airframe; and

(c)	with respect to an A321 Airframe, collectively the set of two (2) CFM International CFM56-5B3/3B1 engines attached to such A321 Airframe on the Delivery Date of such A321 Airframe.

Financed Pre-Delivery Payments means, in relation to a Pre-Delivery Payment, the amount equal to that Pre-Delivery Payment or that part of that Pre-Delivery Payment which has been financed or refinanced or is to be financed or refinanced by the Lenders pursuant to the PDP Loan Agreement (whether or not initially paid by the Buyer) as set out (i) in the case of the A320ceo Aircraft, in column 3 of Part A of Schedule 1, (ii) in the case of the A320 Aircraft, in column 3 of Part B of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 3 of Part C of Schedule 1 and Financed Pre-Delivery Payment means any one (1) such payment.

Non-Financed Pre-Delivery Payments means in relation to a Pre-Delivery Payment, the amount equal to that Pre-Delivery Payment or that part of that Pre-Delivery Payment which has been paid or is to be paid by the Buyer (and which has not been financed or refinanced by the Lenders under the PDP Loan Agreement) as set out (i) in the case of the A320ceo Aircraft, in column 4 of Part A of Schedule 1, (ii) in the case of the A320 Aircraft, in column 4 of Part B of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 4 of Part C of Schedule 1 and Non-Financed Pre-Delivery Payment means any one (1) such payment.

PDP Payment Dates means, in respect of each Aircraft, the dates when Pre-Delivery Payments are due as set out (i) in the case of the A320ceo Aircraft, in column 1 of Part A of Schedule 1, (ii) in the case of the A320 Aircraft, in column 1 of Part B of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 1 of Part C of Schedule 1 and PDP Payment Date means any one (1) such date.

Pre-Delivery Payments means, in respect of each Aircraft, the amounts paid or payable by the Buyer under the applicable Assigned Purchase Agreement (such payments being the pre-delivery payments paid or payable under the applicable Purchase Agreement, as assigned to the Buyer) on specified dates, each as more particularly set out (i) in the case of the A320ceo Aircraft, in column 2 of Part A of Schedule 1, (ii) in the case of the A320 Aircraft, in column 2 of Part B of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 2 of Part C of Schedule 1 and Pre-Delivery Payment means any one (1) such payment.

Re-Assigned Purchase Agreement means:

(a)	in relation to the A320 Aircraft, the Assigned A320 Purchase Agreement, as re-assigned to and assumed by Frontier pursuant to the Re-Assignment and Assumption Agreement; and

(b)	in relation to the A320ceo Aircraft and the A321 Aircraft, the Assigned A321 Purchase Agreement, as re-assigned to and assumed by Frontier pursuant to the Re- Assignment and Assumption Agreement.

Relevant Documents means this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 2 to Step-In Agreement, the Assignment and Assumption Agreement, each Assigned Purchase Agreement, the Re-Assignment and Assumption Agreement, each Re-Assigned Purchase Agreement, each Guarantee and the Security Assignment (and, individually, each a Relevant Document).

Replacement A321 Purchase Agreement means, following a Step-In, the aircraft purchase agreement relating to each of the Step-In Aircraft that is an A320ceo Aircraft and an A321 Aircraft, in the form set out in Part B of Schedule 4.

Scheduled Delivery Month means, in respect of each Aircraft, the month during which the Delivery Date is, at the date of this Agreement, scheduled to occur, as specified (i) in the case of the A320ceo Aircraft, in column 6 of Part A of Schedule 1, (ii) in the case of the A320 Aircraft, in column 6 of Part B of Schedule 1 and (ii) in the case of the A321 Aircraft, in column 6 of Part C of Schedule 1.

Security Assignment means the amended and restated mortgage and security agreement relating to the Assigned Purchase Agreements dated on or about 11 August 2015 and entered into between the Buyer, the Facility Agent and the Security Trustee.”

3.4	On and from the Effective Date, clause 6.2(b) of the Step-In Agreement shall be amended and restated as follows:

“(b)	Airbus has received from the Buyer the amounts specified in column 5 of (in the case of the A320ceo Aircraft) Part A, (in the case of the A320 Aircraft) Part B or (in the case of the A321 Aircraft) Part C of Schedule 1 to this Agreement on account of the Pre-Delivery Payments in respect of the Relevant Aircraft and all of the information contained in Schedule 1 is accurate as at the date hereof.”

3.5	On and from the Effective Date, the first paragraph in clause 7.4 of the Step-In Agreement shall be amended and restated as follows:

“7.4	Within ***** of the date of delivery of a Step-In Notice with respect to any Relevant Aircraft, the Security Trustee shall notify Airbus in writing whether it or a Permitted Transferee is to be party to the applicable Replacement Purchase Agreement(s). Promptly thereafter, Airbus shall prepare and execute and send to the Security Trustee (i) in the case of each Step-In Aircraft that is an A320 Aircraft, the execution version of the Replacement A320 Purchase Agreement in respect of such Step-In Aircraft and (ii) in the case of each Step-In Aircraft that is an A320ceo Aircraft or an A321 Aircraft, the execution version of the Replacement A321 Purchase Agreement in respect of such Step-In Aircraft (as applicable); and provided that any such Replacement Purchase Agreement is substantially in the form set out in the applicable Part of Schedule 4 (Form of Replacement Purchase Agreement) the Security Trustee shall (or, if applicable, the Security Trustee shall procure that a Permitted Transferee shall) promptly execute each applicable Replacement Purchase Agreement, and thereafter provided that Airbus has not delivered an Airbus Termination Notice under Clause 10.2 prior to the execution of each applicable Replacement Purchase Agreement, but subject always to Airbus’ rights under Clause 8:”

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.6	On and from the Effective Date, clause 10.1(c) of the Step-In Agreement shall be amended and restated as follows:

“(c)	the Security Trustee or a Permitted Transferee (as applicable) does not enter into an A320 Replacement Purchase Agreement with respect to any Step-In Aircraft that are A320 Aircraft or an A321 Replacement Purchase Agreement with respect to any Step-In Aircraft that are A320ceo Aircraft or A321 Aircraft, in each case within ***** of the date of receipt by the Security Trustee from Airbus of the execution version of the applicable Replacement Purchase Agreement pursuant to Clause 7.4.”

3.7	On and from the Effective Date, clause 12.2(b) of the Step-In Agreement shall be amended and restated as follows:

“(b)	Airbus and the Permitted Transferee have entered into arrangements satisfactory to Airbus (acting reasonably) pursuant to which, amongst other things, the Permitted Transferee irrevocably commits to: (i) step-in and purchase the Relevant Aircraft in accordance with (A) in the case of each Relevant Aircraft that is an A320 Aircraft, the Replacement A320 Purchase Agreement and (B) in the case of each Relevant Aircraft that is an A320ceo Aircraft or an A321 Aircraft, the Replacement A321 Purchase Agreement (as applicable) and (ii) assume the Relevant Rights and Relevant Obligations with respect to such Relevant Aircraft; and”

3.8	On and from the Effective Date, schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) of the Step-In Agreement shall be amended and restated as set forth in Schedule 1 hereto.

3.9	On and from the Effective Date, the references to “five (5) Airbus A320neo aircraft and nine (9) Airbus A321ceo aircraft” in schedule 2 (Form of Letter of Release) and in schedule 3 (Form of Step-In Notice) of the Step-In Agreement shall be deleted in their entirety and replaced with “fifteen (15) Airbus A320neo aircraft, two (2) Airbus A320ceo aircraft and nineteen (19) Airbus A321ceo aircraft”.

3.10	On and from the Effective Date, in clause 0.1 in part A of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 0.1 of the Assigned A320 Purchase Agreement, the following definition shall be amended and restated as follows:

“Aircraft means an Airbus A320 aircraft delivered under this Agreement and described in Clause 9.1.1, including the Airframe, the Propulsion Systems, the NEO Option and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Step-In Agreement means the step-in agreement dated 23 December 2014, made between the Buyer, the Security Trustee and the Seller in respect of the Aircraft, as amended by that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 11 May 2015 and as further amended by that certain amendment agreement to step-in agreement and the assigned purchase agreements dated 11 August 2015.”

3.11	On and from the Effective Date, clause 1 (Sale and Purchase) in part A of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 1 of the Assigned A320 Purchase Agreement, shall be amended and restated as follows:

“The Seller shall sell and deliver and the Buyer shall buy and take delivery of fifteen (15) A320 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.”

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.12	On and from the Effective Date, the table in clause 9.1.1 in part A of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 9.1.1 of the Assigned A320 Purchase Agreement, shall be amended and restated as follows:

Aircraft Rank	CAC ID Reference		Scheduled Delivery
			Month/Quarter	Year
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****

3.13	On and from the Effective Date, the table in exhibit D in part A of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in Exhibit D of the Assigned A320 Purchase Agreement, shall be amended and restated as per Schedule 2 attached hereto.

3.14	On and from the Effective Date, in clause 0.1 in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 0.1 of the Assigned A321 Purchase Agreement, the following definitions shall be amended and restated or incorporated into the form of replacement purchase agreement as follows:

“A320ceo Aircraft means an Airbus A320ceo aircraft delivered under this Agreement and described in Clause 9.1.1, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

A321 Aircraft means an Airbus A321 aircraft delivered under this Agreement and described in Clause 9.1.1, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

A320ceo Airframe means an A320ceo Aircraft excluding the Propulsion Systems.

A321 Airframe means an A321 Aircraft excluding the Propulsion Systems.

Aircraft means an A320ceo Aircraft or an A321 Aircraft.

SCN Budget means i) in respect of an A320ceo Aircraft, the amount of ***** and ii) in respect of an A321 Aircraft, the amount of *****, being the cost in delivery conditions ***** Dollars of the SCNs which the Buyer and the Seller have assumed to be applicable to each Airframe as delivered hereunder and which cost is included in the relevant Airframe Base Price set out in Clause 3.1.

Standard Specification means the A321 standard specification document number E.000.02000, Issue 5, dated June 20, 2011 or the A320 standard specification document number *****, as applicable.

Step-In Agreement means the step-in agreement dated 23 December 2014, made between the Buyer, the Security Trustee and the Seller in respect of the Aircraft, as amended by that certain letter agreement to

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

the step-in agreement and the assigned A321 purchase agreement dated 11 May 2015 and as further amended by that certain amendment agreement to step-in agreement and the assigned purchase agreements dated 11 August 2015.”

3.15	On and from the Effective Date, clause 1 (Sale and Purchase) in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 1 of the Assigned A321 Purchase Agreement, shall be amended and restated as follows:

“The Seller shall sell and deliver and the Buyer shall buy and take delivery of ***** A320ceo Aircraft and ***** A321 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.”

3.16	On and from the Effective Date, clause 2.3 (Propulsion System) in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 2.3 of the Assigned A321 Purchase Agreement, shall be amended and restated as follows:

“Each A320ceo Airframe shall be equipped with a set of two (2) CFM International ***** propulsion systems and each A321 Airframe shall be equipped with a set of two (2) CFM International ***** propulsion systems.”

3.17	On and from the Effective Date, the first paragraph in clause 3.1 (Airframe Base Price) in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and the first paragraph in clause 3.1 of the Assigned A321 Purchase Agreement, shall be amended and restated as follows:

“The Airframe Base Price for an A320ceo Airframe is ***** and the Airframe Base Price for an A321 Airframe is *****, in each case, subject to any agreement between the Buyer and the Seller.”

3.18	On and from the Effective Date, the table in clause 9.1.1 in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 9.1.1 of the Assigned A321 Purchase Agreement, shall be amended and restated as follows:

Aircraft Rank	CAC ID Reference		Scheduled Delivery
			Month/Quarter	Year
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.19	On and from the Effective Date, clause 1 of part 2 of exhibit A in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and clause 1 of part 2 of exhibit A of the Assigned A321 Purchase Agreement, shall be amended and restated as follows:

“1	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Propulsion Systems Reference Price” (as such term is used in this Exhibit A Part 2) of a set of two (2) CFM International

CFM56-5B4/3 engines is *****

CFM56-5B3/3B1 engines is *****

The Propulsion Systems Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Exhibit C Part 2.”

3.20	On and from the Effective Date, the reference to “Airbus A321 aircraft” in exhibit B in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and exhibit B of the Assigned A321 Purchase Agreement, shall be deleted in its entirety and replaced with “Airbus [A320][A321]ceo aircraft.”

3.21	On and from the Effective Date, the reference to “A321-200” in exhibit C in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and exhibit C of the Assigned A321 Purchase Agreement, shall be deleted in its entirety and replaced with “[A321][A320]-200” and the reference to “CFM56-5B3/3” shall be deleted in its entirety and replaced with “CFM56-5B3/3B1][CFM56-5B4/3”.

3.22	On and from the Effective Date, the table in exhibit D in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and exhibit D of the Assigned A321 Purchase Agreement, shall be amended and restated as per Schedule 3 attached hereto.

3.23	On and from the Effective Date, appendix I in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and appendix I of the Assigned A321 Purchase Agreement, shall be amended and restated as per Schedule 4 attached hereto.

3.24	On and from the Effective Date, in appendix A (PDP Loan Agreement Extracts) of the Step-In Agreement, the following definitions shall be amended and restated or incorporated into the Step-In Agreement (as the case may be) as follows:

“”Administration Agreement” means the administration agreement between the Borrower and the Agent dated as of December 18, 2014, together with the administrator fee letter dated as of December 18, 2014, to which, inter alia, Frontier Airlines is a party.

“Advance” means each Purchase Price Installment paid or payable by or on behalf of the Borrower in respect of each Aircraft in accordance with the terms of the Assigned Purchase Agreement which, for each Purchase Price Installment due on or after the Original Signing Date, is in the amount and payable on the date specified in Schedule III to the Credit Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

“Amendment No. 1” means that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated May 11, 2015 and entered into between the Borrower, Frontier Airlines, Airbus and the Security Trustee.

“Amendment No. 2” means that certain amendment agreement to step-in agreement and the assigned purchase agreements dated August 11, 2015 and entered into between the Borrower, Airbus and the Security Trustee.

“Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of August 11, 2015, between the Borrower, the Lenders, the Facility Agent and the Security Trustee, as amended and supplemented from time to time.

“Guarantee” means each Amended and Restated Guarantee dated as of the Effective Date and entered into by a Guarantor in favor of the Security Trustee on account of the obligations of the Borrower.

“Interest Period” means, in respect of a Loan (a) initially, the period commencing on the Original Signing Date or on the date that such Loan is made and ending on the first Interest Payment Date occurring thereafter, and (b) thereafter, the period commencing on the last day of the previous Interest Period and ending on the next Interest Payment Date or, if earlier, the first to occur of the Delivery Date of the Aircraft funded by such Loan and the Termination Date.

“Mortgage” means the Amended and Restated Mortgage and Security Agreement dated as of the Effective Date, between the Borrower, the Facility Agent and the Security Trustee.

“Original Signing Date” means December 23, 2014.

“Servicing Agreement” means the Amended and Restated Servicing Agreement dated as of the Effective Date, between the Borrower and Frontier Airlines.

“Share Charge” means the Share Charge dated the Original Signing Date, among the Parent and the Security Trustee, as confirmed by a deed of confirmation dated August 11, 2015.

“Step-In Agreement” means the Step-In Agreement dated 23 December 2014, among the Borrower, as assignor, the Security Trustee, as assignee, and Airbus in the form specified in Exhibit C to the Credit Agreement, as amended by Amendment No. 1 and as further amended by Amendment No. 2.

“Subordinated Loan Agreement” means the Subordinated Loan Agreement, dated as of the Original Signing Date, between Frontier Airlines and the Borrower and the Subordinated Promissory Note dated the Effective Date, issued by the Borrower thereunder.

“Termination Date” means December 31, 2017.

3.25	On and from the Effective Date, in clause 0.1 of the Assigned A320 Purchase Agreement, the following definition shall be amended and restated as follows:

Assignment and Assumption Agreement means the assignment and assumption agreement dated 23 December 2014 made between Frontier, the Buyer and the Seller in relation to the Frontier A320 PA and the Aircraft, as amended by that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 11 May 2015 and as further amended by that certain amendment agreement to assignment and assumption agreement dated 11 August 2015.

3.26	On and from the Effective Date, in clause 0.1 of the Assigned A321 Purchase Agreement, the following definition shall be amended and restated as follows:

Assignment and Assumption Agreement means the assignment and assumption agreement dated 23 December 2014 made between Frontier, the Buyer and the Seller in relation to the Frontier A321 PA and the Aircraft, as amended by that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 11 May 2015 and as further amended by that certain amendment agreement to assignment and assumption agreement dated 11 August 2015.

4	MISCELLANEOUS

4.1	Each party repeats its representations and warranties under the Step-In Agreement on the date hereof.

4.2	The provisions of clause 13 (Notices) to (and including) clause 21 (Cape Town Convention) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

4.3	The Step-In Agreement shall be deemed to be supplemented and amended by this Agreement to the extent herein provided with all other provisions thereof remaining unchanged, and as so supplemented and amended shall continue in full force and effect.

4.4	In the event of any inconsistency between the terms and conditions of the Step-In Agreement and the present Agreement, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

5	GOVERNING LAW AND JURISDICTION

5.1	This Agreement is governed by English law.

5.2	The provisions of clause 22 (Governing Law and Jurisdiction) and the provisions of clause 23 (Service of Process) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis

IN WITNESS whereof each of the Parties has executed this Agreement as a deed the day and year first before written.

The Buyer

Executed as a Deed by	)
Vertical Horizons, ltd.	)
)
and signed by Otelia Scott	)	/s/ Otelia Scott
)
being a person/persons who in accordance with the	)
laws of the Cayman Islands is/are acting under the	)
authority of the company	)

In the presence of:	/s/ Owen Dinnall

Name: Owen Dinnall

Address:	190 Elgin Avenue,George Town

Grand Cayman KY1-9005

Cayman Islands

Amendment Agreement to Step-In Agreement and the Assigned Purchase Agreements Signature Page (Citi/Frontier Aiflines)

Security Trustee

Executed as a Deed by		)
Bank of Utah not in its individual capacity but		)
solely as Security Trustee		)
)
and signed by	Michael Hogan	)	/s/ Michael Hogan
	Vice President	)
being a person/persons who in accordance with the		)
laws of State of Utah is/are acting under the		)
authority of the company		)

In the presence of:	/s/ C. Gardiner

Name:	Caise Gardiner

Address:	200 E. South Temple, Suite 210
Salt Lake City, UT 84111

Amendment Agreement to Step-In Agreement and the Assigned Purchase Agreements Signature Page (Citi/Frontier Aiflines)

Airbus		)
)
Executed as a Deed by		)
Airbus S.A.S.	Christophe Mourey	)	/s/ Christophe Mourey
	Senior Vice President Contracts	)
and signed by		)
)
)

its

being a person/persons who in accordance with the laws of France is/are acting under the authority of the company

in the presence of:	/s/ [Authorized Signatory]

Name: [Authorized Signatory]

Address:	1 rond-point Maurice Bellonte
31707 Blagnac Cedex
France

Amendment Agreement to Step-In Agreement and the Assigned Purchase Agreements Signature Page (Citi/Frontier Aiflines)

Schedule 1 Pre-Delivery Payments, Scheduled Delivery Months

Part A – A320 ceo Aircraft

*****

Part B – A320 neo Aircraft

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 2 A320 Aircraft Pre-Delivery Payments

EXHIBIT D

A320 AIRCRAFT PREDELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS

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Schedule 3 A321 Aircraft and A320ceo Aircraft Pre-Delivery Payments

EXHIBIT D

A321 AIRCRAFT AND A320ceo AIRCRAFT PREDELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 4 Specification Change Notice

APPENDIX 1

SPECIFICATION CHANGE NOTICE

For A321 Aircraft

Based on A321-200 *****
ATA	Description
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For A320ceo Aircraft

A320-200 CEO

Standard Specification Reference *****

EPAC TDU	Title
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